EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Hiram M. Lazar, as Chief Financial Officer of Franklin Capital Corporation (the "COMPANY") certify, pursuant to 18 U.S.C. ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) the accompanying Form 10-Q report for the period ending March 31, 2004 as filed with the U.S. Securities and Exchange Commission (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  May 14, 2004                                 /s/ Hiram M. Lazar
                                                     ---------------------------
                                                     Hiram M. Lazar
                                                     Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Franklin Capital Corporation and will be retained by Franklin Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.